Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of News Corporation on Form 10-Q for the fiscal quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of News Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of News Corporation.

February 5, 2009

By:	/s/ K. RUPERT MURDOCH
K. Rupert Murdoch
Chairman and Chief Executive Officer

By:	/s/ DAVID F. DEVOE
David F. DeVoe
Senior Executive Vice President and
Chief Financial Officer